SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2006

CENTRAL VALLEY COMMUNITY BANCORP

(Exact Name of Registrant as Specified in Charter)

California	000-31977	77-0539125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Pollasky Avenue, Clovis, California		93612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (559) 298-1775

(Former Name or Former Address, if Changed Since Last Report)  Not Applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other events

The Executive and Directors’ Resource Committee (“Compensation Committee”) of the Board of Directors of Central Valley Community Bancorp (the “Company”) approved payment of annual incentive bonus awards to each of the Company’s executive officers in respect to their individual performance for the year ended December 31, 2005.  The annual incentive awards were made pursuant to the Company’s Senior Management Incentive Plan for senior management and pursuant to the Employment Contract for the President and Chief Executive Officer as disclosed in the Company 2005 Proxy Statement.

The following awards were granted:

Daniel J. Doyle, President and CEO	$167,000
Gary Quisenberry, Senior Vice President, Commercial and Business Banking	$54,850
Thomas L. Sommer, Senior Vice President, Credit Administrator	$49,545
Shirley Wilburn, Senior Vice President, Consumer and Retail Banking	$45,684
Gayle Graham, Senior Vice President, CFO	$49,206

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Valley Community Bancorp

Date: February 23, 2006	By: /s/ Daniel J. Doyle
Name: Daniel J. Doyle
Title: President and Chief Executive Officer (principal executive officer)